EXHIBIT 32.2

                                   iCAD, Inc.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of iCAD, Inc.'s (the "Company") on Form 10-K for the fiscal year ended December 31, 2004 (the "Report"), I Annette Heroux, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                       /s/ Annette Heroux
                                                       -------------------------
                                                       Annette Heroux
                                                       Chief Financial Officer

Date:  March 15, 2005